UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 26, 2007

Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	00-30747	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 West “A” Street
San Diego, California 92101 (Address of Principal Executive Offices)(Zip Code)

(619) 233-5588
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.*

Matthew P. Wagner, chief executive officer, of First Community Bancorp, will meet with current and potential investors on November 27 and 28, 2007 in New York, New York at the Friedman, Billings, Ramsey Capital Markets Investor Conference.  A copy of the presentation materials is attached as Exhibit 99.1 of this Form 8-K.  The presentation is also available on First Community’s website at www.firstcommunitybancorp.com under the section entitled “Presentations”.

Item 9.01	Financial Statements and Exhibits.*

(d)  Exhibits.

The following exhibit is being furnished herewith:
99.1	Copy of presentation First Community Bancorp intends to provide to current and prospective investors on November 27-28, 2007 in New York, NY.

*The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First Community Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURE

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCORP

Date: November 26, 2007	By	/s/ Jared M. Wolff
	Name:	Jared M. Wolff
	Title:	Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit
Number	Description
99.1	Copy of presentation First Community Bancorp intends to provide to current and prospective investors on November 27-28, 2007 in New York, NY.